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                                                                 Exhibit 10.22.3

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT


         Amendment No. 3 dated as of April 28, 2000 (the "Amendment") to the Employment, Non-Competition and Proprietary Rights Agreement, as amended, and any exhibits thereto (the "Agreement") by and between Universal Access, Inc., a Delaware corporation (the "Company") and Robert J. Pommer, Jr. (the "Employee"). Any capitalized terms not defined herein shall have the meanings assigned to those terms in the Agreement.

                                    RECITALS

         A. Company and Employee entered into the Agreement on September 15, 1998 and amended the Agreement by letter agreement dated February 8, 1999 and by Amendment No. 2 dated February 1, 2000.

         B. Company and Employee desire to amend the Agreement to reflect certain changes agreed to by the Company and the Employee.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         1. All references in the Agreement to "Chief Operating Officer, Chief Technical Officer and Secretary" shall be deleted and replaced by references to "Chief Technical Officer".

         2. MISCELLANEOUS. Upon the execution and delivery of this Amendment, the Agreement shall be amended and supplemented as set forth herein, as fully and with the same effect as if the amendments and supplements made hereby were set forth in the Agreement as of the date hereof. This Amendment and the Agreement shall henceforth be read, taken and construed as one and the same instrument, but this Amendment shall not operate so as to render invalid or improper any action previously taken under this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of April 28, 2000.


                  COMPANY:                  UNIVERSAL ACCESS, INC.,
                                            a Delaware corporation


                                            By:    /s/ Patrick C. Shutt
                                            Name:  Patrick C. Shutt
                                            Title: President and CEO


                  EMPLOYEE:                 By:    /s/ Robert J. Pommer, Jr.